Identifiable Intangible Assets and Goodwill	12 Months Ended
Dec. 31, 2018
Goodwill and Intangible Assets Disclosure [Abstract]
Identifiable Intangible Assets and Goodwill
Identifiable Intangible Assets and Goodwill

A. Identifiable Intangible Assets

Balance Sheet Information

The following table provides the components of Identifiable intangible assets:
	December 31, 2018			December 31, 2017
(MILLIONS OF DOLLARS)	Gross Carrying Amount	Accumulated Amortization	Identifiable Intangible Assets, less Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization	Identifiable Intangible Assets, less Accumulated Amortization
Finite-lived intangible assets
Developed technology rights(a)	$89,430	$(58,895)	$30,535	$89,550	$(54,785)	$34,765
Brands(a)	923	(708)	215	2,134	(1,152)	982
Licensing agreements and other	1,436	(1,140)	296	1,911	(1,096)	815
	91,788	(60,743)	31,045	93,595	(57,033)	36,562
Indefinite-lived intangible assets
Brands and other(a)	1,994		1,994	6,929		6,929
IPR&D(a)	2,171		2,171	5,249		5,249
	4,165		4,165	12,179		12,179
Identifiable intangible assets(b)	$95,954	$(60,743)	$35,211	$105,774	$(57,033)	$48,741

(a)
The changes in the gross carrying amount of Developed technology rights, Brands, Brands and other and IPR&D primarily reflect (i) the reclassification of $6.1 billion of Brands and Brands and other to Assets held for sale during the fourth quarter of 2018 (see Note 2C), (ii) the transfer of $2.7 billion from IPR&D to Developed technology rights to reflect the approval of Xtandi in the U.S. for the treatment of men with non-metastatic castration-resistant prostate cancer, which is being developed through a collaboration with Astellas (see Note 2A), (iii) $240 million of Developed technology rights recorded in connection with the EU approval of Mylotarg (see Note 7E), as well as impairments of $2.9 billion of Developed technology rights (see Note 4).

(b)
The decrease in Identifiable intangible assets, less accumulated amortization, is primarily due to the reclassification of $5.8 billion of intangible assets, net, ($6.3 billion total gross carrying amount) to Assets held for sale during the fourth quarter of 2018 (see Note 2C) and amortization and impairments, partially offset by additions, mainly consisting of $240 million of Developed technology rights recorded in connection with the EU approval of Mylotarg (see Note 7E).

Our identifiable intangible assets are associated with the following, as a percentage of total identifiable intangible assets, less accumulated amortization:
	December 31, 2018
	IH	EH	WRD
Developed technology rights	76%	24%	—
Brands, finite-lived	—	100%	—
Brands, indefinite-lived	—	100%	—
IPR&D	65%	18%	17%

Developed Technology Rights

Developed technology rights represent the amortized cost associated with developed technology, which has been acquired from third parties and which can include the right to develop, use, market, sell and/or offer for sale the product, compounds and intellectual property that we have acquired with respect to products, compounds and/or processes that have been completed. We possess a well-diversified portfolio of hundreds of developed technology rights across therapeutic categories, representing the commercialized products included in our biopharmaceutical businesses. The more significant components of developed technology rights are the following (in order of significance): Xtandi, Prevnar 13/Prevenar 13 Infant, Eucrisa, Premarin, Prevnar 13/Prevenar 13 Adult, Enbrel and, to a lesser extent Tygacil, Pristiq, Refacto AF and Bosulif. Also included in this category are the post-approval milestone payments made under our alliance agreements for certain biopharmaceutical products.

Brands

Brands represent the amortized or unamortized cost associated with tradenames and know-how, as the products themselves do not receive patent protection. The more significant components of indefinite-lived brands are the following (in order of significance): Xanax, Medrol and Depo-Medrol. The more significant components of finite-lived brands are the following (in order of significance): Depo-Provera and Zavedos.

IPR&D

IPR&D assets represent R&D assets that have not yet received regulatory approval in a major market. A significant component of IPR&D at December 31, 2018 is the program for the oral PARP inhibitor for the treatment of patients with germline BRCA-mutated advanced breast cancer acquired as part of the Medivation acquisition. IPR&D assets are required to be classified as indefinite-lived assets until the successful completion or the abandonment of the associated R&D effort. Accordingly, during the development period after the date of acquisition, these assets will not be amortized until approval is obtained in a major market, typically either the U.S. or the EU, or in a series of other countries, subject to certain specified conditions and management judgment. At that time, we will determine the useful life of the asset, reclassify the asset out of IPR&D and begin amortization. If the associated R&D effort is abandoned, the related IPR&D assets will likely be written-off, and we will record an impairment charge.

For IPR&D assets, the risk of failure is significant and there can be no certainty that these assets ultimately will yield successful products. The nature of the biopharmaceutical business is high-risk and, as such, we expect that many of these IPR&D assets will become impaired and be written off at some time in the future.

Amortization

The weighted-average life for each of our total finite-lived intangible assets and the largest component, developed technology rights, is approximately 9 years. Total amortization expense for finite-lived intangible assets was $5.0 billion in 2018, $4.8 billion in 2017 and $4.1 billion in 2016.

The following table provides the annual amortization expense expected for the years 2019 through 2023:
(MILLIONS OF DOLLARS)	2019	2020	2021	2022	2023
Amortization expense	$4,581	$3,552	$3,467	$3,217	$2,920

B. Goodwill

The following table provides the components of and changes in the carrying amount of Goodwill:
(MILLIONS OF DOLLARS)	IH	EH	Total
Balance, January 1, 2017	$30,134	$24,315	$54,449
Additions(a)	572	92	664
Other(b)	435	404	840
Balance, December 31, 2017	31,141	24,811	55,952
Other(c)	(2,264)	(277)	(2,541)
Balance, December 31, 2018	$28,877	$24,534	$53,411

(a)
IH additions primarily represent measurement period adjustments related to our Medivation acquisition, and EH additions relate to our acquisition of AstraZeneca’s small molecule anti-infectives business (see Note 2A).

(b)	Primarily reflects the impact of foreign exchange and an adjustment of our estimate of goodwill associated with the HIS net assets sold.

(c)
Primarily reflects the impact of the reclassification of $2.0 billion to Assets held for sale during the fourth quarter of 2018 (see Note 2C), foreign exchange and the contribution of the allogeneic CAR T developmental program assets and operations to Allogene that constituted a business for accounting purposes (see Note 2B).